SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2005 (October 20, 2005)

NSB HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4077 Forsyth Road, Macon, Georgia 31210
(Address of Principal Executive Offices)

(478) 745-7720
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 20, 2005 NSB Holdings, Inc. (the “Registrant”) issued a press release announcing its third quarter earnings for 2005.  A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements, Pro Forma Information, and Exhibits

Exhibit 99.1

Press Release of Registrant, dated October 20, 2005, announcing third quarter 2005 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NSB HOLDINGS, INC.

Date: October 20, 2005	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release of Registrant, dated October 20, 2005, announcing third quarter 2005 results.